                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Bryan Miller, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  the Annual Report on Form 10-K of Sunergy, Inc. for the year ended
          December 31, 2009 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Sunergy, Inc.

Dated: May 2, 2011

                              /s/ Bryan Miller
                              --------------------------------------------------
                              Bryan Miller
                              President, and Director
                              (Principal Executive Officer, Principal Accounting
                              Officer, Principal Financial Officer)
                              Sunergy, Inc.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Sunergy, Inc. and will be retained by Sunergy, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.